Exhibit 10.4
                                 Promissory Note
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WEST  METRO                                          LDK  /  LDK
FINANCIAL  SERVICES       FIRST  NATIONAL  BANK      Loan  Number   1000017797
P.O.  BOX  705            OF  POLK  COUNTY                       ---------------
DALLAS  GA  30132         967 N MAIN STREET          Date   JULY     20  ,  2001
                          CEDARTOWN GA 30125               ---------------------
                                                     Maturity Date JULY 20, 2002
                                                                   -------------
                                                     Loan Amount  $   500,150.00
                                                                  --------------
 BORROWER'S  NAME          LENDER'S  NAME  AND
  AND  ADDRESS                  ADDRESS
"I"  includes  each         "You" means the lender,
borrower above, joint     its Successors and assigns.
and  severally.
--------------------------------------------------------------------------------
For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of
                                     -------------------------------------------
FIVE HUNDRED THOUSAND ONE HUNDRED FIFTY AND 00/100    Dollars $   500,150.00
-----------------------------------------------------          -----------------
[ ]  SINGLE  ADVANCE:   I  will  receive  all  of  this  principal  sum  on
       N/A    .  No  additional  advances  are  contemplated  under  this  note.
     ---------
[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 07/20/2001 I will receive
                                                 --------------
     the amount of $             and future principal advances are contemplated.
                    ------------
     CONDITIONS:  The  conditions for future advances are UPON AGREEMENT BY BANK
                                                          ----------------------
     AND BORROWER
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     [XX] OPEN  END CREDIT:  You and I agree that I may borrow up to the maximum amount  of  principal  more than one time.  This feature is subject
             to all other conditions  and  expires  on   07/20/02      .
                                                       ----------------
     [  ] CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only  one  time  (and  subject  to  all  other  conditions).
INTEREST:  I  agree  to  pay  interest on the outstanding principal balance from
     07/02/2001 at the rate of    6.250   % per year until  THE NEXT RATE CHANGE
     ----------                -----------                 ---------------------
     DATE     .
     ---------
[XX] VARIABLE  RATE:  This  rate  may  then  change  as  stated  below.
     [XX] INDEX RATE: The future rate will be  .500 % BELOW  the following index
                                              --------------
     rate:  PRIME INTEREST RATE AS PUBLISHED  DAILY  IN  THE WALL STREET JOURNAL
           ---------------------------------------------------------------------

     ---------------------------------------------------------------------------
     [  ]  NO  INDEX:  The  future  rate  will not be subject to any internal or external index.  It  will  be  entirely  in  your  control.
     [XX]  FREQUENCY AND TIMEING:  the  rate on this note may change as often as
                                   DAILY                                       .
               ----------------------------------------------------------------
               A change in the interest rate will take effect
                            ON  THE  SAME  DAY                                 .
               ----------------------------------------------------------------
     [  ]  LIMITATIONS:    During  the  term of this loan, the applicable annual
           interest  rate  will  not  be  more  than     N/A      % or less than
                                                     ------------
                N/A    %.  The  rate  may  not  change  more  than             %
           ------------                                            ------------
           each                      .
                ---------------------
     EFFECT OF VAIABLE RATE: A change in the interest rate will have the following effect on the payments:
     [  ]  The  amount of each scheduled         [XX]  The amount of  the  final
           payment will change.                        payment  will  change.
     [  ]                                                                      .
           --------------------------------------------------------------------
ACCRUAL METHOD:  Interest will be calculated on a     360/ACTUAL          basis.
                                                  -----------------------
POST  MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing  after  maturity,  and  until  paid  in  full,  as  stated  below:
     [XX] on the same fixed or variable rate basis in effect before maturity (as indicated  above).
     [  ] at  a  rate  equal  to                                               .
                                -----------------------------------------------
[XX]  LATE  CHARGE:  If a payment is made more than   10   days after it is due,
                                                    ------
      I agree to pay a late charge of   10.000 % OF THE PAYMENT WITH A MAXIUM OF
                                      ------------------------------------------
      $50.00  WHICHEVER  IS  LESS.                                             .
      -------------------------------------------------------------------------
[XX] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [XX] are [ ] are not included in the principal amount
      above:   $150.00  LOAN  FEE.                                             .
             ------------------------------------------------------------------
PAYMENTS:  I  agree  to  pay  this  mote  as  follows:
[XX]  INTEREST:  I  agree to pay accrued interest QUARTERLY BEGINNING 10/20/2001
                                                 -------------------------------

--------------------------------------------------------------------------------
[XX]  PRINCIPAL:  I  agree  to  pay  this  principal     ON  07/20/2002
                                                     ---------------------------

      --------------------------------------------------------------------------
[  ]  INSTALLMENTS:  I  agree  to pay this note in          payments.  The first
                                                   --------
      payment will be in the amount of $            and will be due            .
                                        ------------               ------------
      A payment of $                will be due                      thereafter.
                    ---------------             --------------------
      The  final  payment of the entire unpaid balance of principal and interest
      will be due                                                              .
                  -------------------------------------------------------------
[ ] If checked, and this loan is secured by a first lien on real estate, then any accrued interest not paid when due (whether due by reason of a scheduled of payment or due because of lenders demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.
ADDITIONAL  TERMS:





[  ]  SECURITY: This note is separately  PURPOSE:  The  purpose  of this loan is
secured by (describe separate  document  SHORT TERM WORKING CAPITAL            .
by  type  and  date):                    --------------------------------------
                                         SIGNATURE AND SEALS:IN WITNESS WHEREOF,
                                         I  HAVE  SIGNED  MY NAME AND AFFIXED MY
(This section is for your internal use.  SEAL ON THIS   20  DAY OF   JULY 2001 .
Failure  to  list a  separate  security              -------      -------------
document  does  not  mean the agreement  BY  DOING  SO, I AGREE TO THE TERMS OF
will  not  secure  this  note.           THIS NOTE (INCLUDING THOSE ON PAGE 2).
                                         I HAVE RECEIVED A COPY ON TODAY'S DATE.
                                         WEST METRO FINANCIAL SERVICES INC
Signature of Lender                      /s/ J. Michael Womble            (seal)
                                         ---------------------------------
                                         J. MICHAEL WOMBLE ###-##-####    (seal)
/s/ Larry D. Keith
---------------------------------------  ---------------------------------
LARRY D. KEITH VICE PRESIDENT                                             (seal)
---------------------------------------  --------------------------------

         FORM    4                                                        (seal)
                                         --------------------------------
UNIVERSAL NOTE                                                     (page 1 of 2)
(c)  1984, 1991 BANKERS SYSTEMS. INC., ST. CLOUD, MN 66301 (1-800-397-2341) FORM
UN-GA  1/24/98


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                               FORM  OF  GUARANTY                  Exhibit  10.4
                                    GUARANTY
                                                  CEDARTOWN,   GA
                                                  --------   -------
                                                  (City)     (State)

                                                   JULY   20, 2001
                                                  ------------------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to in-duce FIRST NATIONAL BANK OF POLK COUNTY
                                              ----------------------------------
(herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations  to  or  for  the  account  of  WEST METRO FINANCIAL SERVICES INC
                                               ---------------------------------
(herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows;
          A. If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:_______________________________________________________
               _____and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").
          B. If this [XX] is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): WEST METRO FINANCIAL SERVICES, INC.
                                  ----------------------------------------------
     The term "Indebtedness" as used in this guaranty shall not include any obligations entered into between Borrower and Lender after the date hereof (including any extensions, renewals or replacements of such obligations) for which Borrower meets the Lender's standard of creditworthiness based on Borrower's own assets and income without the addition of a guaranty, or for which a guaranty is required but Borrower chooses someone other than the joint Undersigned to guaranty the obligation.

     The  Undersigned  further  acknowledges  and  agrees  with  Lender  that:
     1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.
     2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.
     3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     4. The liability of the Undersigned hereunder shall be limited to a principal amount of $ _________________(if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.
     5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

THIS GUARANTY INCLUDES THE ADDITIONAL PROVISIONS ON PAGE 2, ALL OF WHICH ARE MADE A PART HEREOF.

     This guaranty is [XX] unsecured; [ ] secured by a mortgage or security agreement dated ______________________; [ ] secured by ________________.

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.


                                                     -------------------------

                                                     -------------------------

                                                     -------------------------
     FORM  23                                        "Undersigned" shall refer
                                                     to all persons  who  sign
                                                     this guaranty, severally
                                                     and  jointly.

BANKERS  SYSTEMS.  INC., ST. CLOUD, MN 66301 (1-800-397-2341) FORM M-240 5/20/91
(For  Corporate  Guarantor  use  M-250)                         (page  1  of  2)


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